             DELAWARE GROUP DELCHESTER HIGH-YIELD BOND FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                       AMENDING SECTION 7 OF ARTICLE III

                               JANUARY 28, 1995


                  The Undersigned Secretary of Delaware Group Delchester High-Yield Bond Fund, Inc. does hereby certify that at the Board of Directors of the Fund at a meeting duly called and held on January 28, 1995 did adopt the following resolution amending Section 7 of Article III of the Fund's by-laws:

                  RESOLVED, that Article III,
                  Section 7, be amended in its
                  entirely to read as follows:

                            Section 7.  At any
                  meeting of the stockholders
                  of the Corporation every
                  stockholder having the right
                  to vote shall be entitled, in
                  person or by proxy appointed
                  by an instrument in writing
                  subscribed by such stockholder
                  or by his duly authorized
                  attorney-in-fact and bearing
                  a date not more than eleven
                  months prior to said meeting
                  unless such instrument provides
                  for a longer period, to one
                  vote for each share of stock
                  having voting power registered
                  in his name on the books of
                  the Corporation.


   IN WITNESS WHEREOF, I have hereto subscribed my name this 28th day of January, 1995.

/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary

             DELAWARE GROUP DELCHESTER HIGH-YIELD BOND FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                       AMENDING SECTION 2 OF ARTICLE VI

                               NOVEMBER 21, 1991


   The Undersigned Secretary of Delaware Group Delchester High-Yield Bond Fund, Inc. does hereby certify that at the Board of Directors of the Fund at a meeting duly called and held on November 21, 1991 did adopt the following resolution amending Section 2 of Article VI of the Fund's by-laws:

   RESOLVED, that Article VI, Section 2 of the Fund's by-laws be amended to read in its entirely as follows:

        Section 2. The Chairman of the Board shall be elected from the membership of the Board of Directors, but other officers need not be members of the Board of Directors. Any two or more offices may be held by the same person except the offices of President and Vice President. All officers of the Corporation shall serve for one year and until their successors shall have been duly elected and shall have qualified; provided, however, that any officer may be removed at any time, either with our without cause, by action by the Board of Directors.

   AND FURTHER RESOLVED, that the appropriate officers of the Fund are hereby authorized to take such other steps as may be necessary to implement the aforesaid amendment.

   IN WITNESS WHEREOF, I have hereto subscribed my name this 21st day of November, 1991.



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.

             DELAWARE GROUP DELCHESTER HIGH-YIELD BOND FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                       AMENDING SECTION 8 OF ARTICLE IV

                                 JULY 22, 1991


   The Undersigned Secretary of Delaware Group Delchester High-Yield Bond Fund, Inc. does hereby certify that at the Board of Directors of the Fund at a meeting duly called and held on July 22, 1991 did adopt the following resolution amending Section 8 of Article IV of the Fund's by-laws:

   RESOLVED, that Article IV, Section 8, be amended in its entirely to read as follows:

             Section 8. The Board of Directors may hold their meetings and keep the books of the Corporation outside of the State of Maryland at such place or places as it may from time to time determine.

   AND FURTHER RESOLVED, that the Secretary of the Fund is hereby authorized and directed to include a certified copy of this Amendment with the corporate records of the Fund; and further

   RESOLVED, that the books and records of the Fund shall be maintained at the offices of the Fund in the City of Philadelphia.

   IN WITNESS WHEREOF, I have hereto subscribed my name this 22nd day of July, 1991.



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.

             DELAWARE GROUP DELCHESTER HIGH-YIELD BOND FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                       AMENDING SECTION 2 OF ARTICLE III

                               JANUARY 17, 1991


   The Undersigned Secretary of Delaware Group Delchester High-Yield Bond Fund, Inc. does hereby certify that at the Board of Directors of the Fund at a meeting duly called and held on January 17, 1991 did adopt the following resolution amending Section 2 of ARTICLE III of the Fund's by-laws:

   WHEREAS, the Board of Directors of the Fund deems it to be in the best interests of the Fund to amend the By-Laws of the Fund to provide that holders of at least 10% of the Fund's shares be permitted, at the Fund's cost, to call a special stockholders meeting for any purpose, in order to enable the Fund's shares to be qualified and sold in the State of California; and therefore be it

   RESOLVED, that the By-Laws of the Fund are hereby amended by inserting, as amended Section 2 of ARTICLE III, the following:

             Section 2. Special meetings of the stockholders may be called at any time by the Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least ten percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting. Upon receipt of a written request from such holders entitled to call a special meeting, which shall state the purpose of the meeting and the matter proposed to be acted on at it, the Secretary shall issue notice of such meeting. The cost of preparing and mailing the notice of a special meeting of stockholders shall be borne by the Corporation. Special meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time direct, or at such place within or without the State of Maryland as shall be specified in the notice of such meeting.

   IN WITNESS WHEREOF, I have hereto subscribed my name this 17th day of January, 1991.


/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.

             DELAWARE GROUP DELCHESTER HIGH YIELD BOND FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

          INSERTING A NEW ARTICLE VII AND RENUMBERING THE SUBSEQUENT
                                   ARTICLES

                               FEBRUARY 16, 1989


   The Undersigned Secretary of Delaware Group Delchester High Yield Bond Fund, Inc. does hereby certify that the Board of Directors of the Fund at a meeting duly called and held on February 16, 1989 did adopt the following resolutions inserting a new Article VII and renumbering the subsequent articles of the Fund's by-laws:

   WHEREAS, the Board of Directors of the Fund deems it to be in the best interests of the Fund to amend the By-Laws of the Fund to allow indemnification of officers and directors to the full extent provided by Maryland law;

   NOW THEREFORE, BE IT RESOLVED, that the By-Laws of the Fund are hereby amended by renumbering ARTICLES VIII, IX, X, XI, XII AND XIII as ARTICLES IX, X, XI, XII, XIII AND XIV, and by inserting as ARTICLE VII, the following:

                  "INDEMNIFICATION OF OFFICERS AND DIRECTORS

             Section 1. The Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided, under
        Section 2-418 of the Maryland General Corporation Law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any Officer or Director for any liability to the Corporation or its security holders arising from the wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

             Section 2. The provisions of clause (i) of Section 1 herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which each such Officer or Director is a party by reason of service in such capacity.

             Section 3. The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith."

             IN WITNESS WHEREOF, I have hereto subscribed my name this 16th day of February, 1989.

/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary

             DELAWARE GROUP DELCHESTER HIGH-YIELD BOND FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                             ARTICLE 3, SECTION 2

                                 JUNE 16, 1988


   The Undersigned Secretary of Delaware Group Delchester High-Yield Bond Fund, Inc. does hereby certify that the Board of Directors of the Fund at a meeting duly called and held on June 16, 1988 did adopt the following resolution amending Article 3, Section 2 of the Fund's by-laws:

   RESOLVED, that Article III, Section 2 of the By-laws of the Fund be amended to read as follows:

   Section 2. Special meetings of the stockholders may be called at any time by the Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting; provided, if the matter proposed to be acted on is substantially the same as a matter voted on at any special meeting held during the preceding twelve months, such written request shall be made by holders of at least a majority of the capital stock of the Corporation issued and outstanding and entitled to vote at such meetings. A special meeting of the stockholders shall also be called by the Secretary upon the written request of at least ten percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting, for the express purpose of voting upon the question of removal of a director or directors. Upon receipt of a written request from such holders entitled to call a special meeting, which shall state the purpose of the meeting and the matter proposed to be acted on at it, the Secretary shall inform the holders who made such request of the reasonably estimated cost of preparing and mailing a notice of a meeting and upon payment of such costs to the Corporation the Secretary shall issue notice of such meeting. Special meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time direct, or at such place within or without the State of Maryland as shall be specified in the notice of such meeting.

        IN WITNESS WHEREOF, I have hereto subscribed my name this 16th day of June, 1988.



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary

             DELAWARE GROUP DELCHESTER HIGH-YIELD BOND FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                             ARTICLE 3, SECTION 1
                                      AND
                          ARTICLE 4, SECTION 2 AND 4

                                 JUNE 14, 1988


   The Undersigned Secretary of Delaware Group Delchester High-Yield Bond Fund, Inc. does hereby certify that the Shareholders of the Fund at a meeting duly called and held on June 14, 1988 did adopt the following resolution amending
Article 3, Section 1 and Article 4, Section 2 and 4 of the Fund's by-laws:


                                  ARTICLE III

        Section 1. An annual meeting of the shareholders of the Corporation for the election of directors and for the transaction of general business shall not be required to be held in any year except that an annual meeting must be held in any year if any of the following items is required to be acted upon by shareholders under the Investment Company Act of 1940; election of directors, approval of the investment advisory agreement, ratification of the selection of independent public accountants, or approval of a distribution agreement. Any such meeting shall be held at the principal office of the Corporation, or at such o!her place within or without the State of Maryland as the Board of Directors may from time to time prescribe, on the third Tuesday in April at 10:00 am. or at such other date and time as the Board of Directors may from time to time prescribe. A notice of any change in the place of the annual meeting shall be given to each shareholder not less than ten days before the election is held.


                                  ARTICLE IV

                                     * * *

        Section 2. The directors shall be elected by the shareholders of the Corporation at an annual meeting, if held, or at a special meeting called for such purpose, and shall hold office until their successors shall be duly elected and qualified.

                                     * * *

        Section 4. The Board of Directors shall have power to fill vacancies occurring on the Board, whether by death, resignation or otherwise. A vacancy on the Board of Directors resulting from any cause except an increase in the number of directors may be filled by a vote of the majority of the remaining members of the Board, though less than a quorum. A vacancy on the Board of Directors resulting from an increase in the number of directors may be filled by a majority of the entire Board of Directors. A director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting, whenever held, or special meeting called for that purpose, and until his successor is elected and qualifies.

   IN WITNESS WHEREOF, I have hereunto subscribed my name this 14th day of June, 1988.



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary

                          DELCHESTER BOND FUND, INC.

                                    BY-LAWS


                                   ARTICLE I
                                    OFFICES

   Section 1. The principal office of the Corporation shall be in the City of Baltimore, State of Maryland. The Corporation shall also have offices at such other places as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                  ARTICLE II
                      STOCKHOLDERS AND STOCK CERTIFICATES

   Section 1. Every stockholder of record shall be entitled to a stock certificate representing the shares owned by him. Stock certificates shall be in such form as may be required by law and as the Board of Directors shall prescribe. Every stock certificate shall be signed by the Chairman or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, and sealed with the corporate seal, which may be a facsimile, either engraved or printed. Stock certificates may bear the facsimile signatures of the officers authorized to sign such certificates.

   Section 2. Shares of the capital stock of the Corporation shall be transferable only on the books of the Corporation by the person in whose name such shares are registered, or by his duly authorized attorney or representative. In all cases of transfer by an attorney-in-fact, the original power of attorney, or an official copy thereof duly certified, shall be deposited and remain with the Corporation or its duly authorized transfer agent. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Corporation or its duly authorized transfer agent. No transfer shall be made unless and until the certificate issued to the transferor shall be delivered to the Corporation or its duly authorized transfer agent, properly endorsed.

   Section 3. Any person desiring a certificate for shares of the capital stock of the Corporation to be issued in lieu of one lost or destroyed shall make an affidavit or affirmation setting forth the loss or destruction of such stock certificate, and shall advertise such loss or destruction in such manner as the Board of Directors may require, and shall, if the Board of Directors shall so require, give the Corporation a bond or indemnity, in such form and with such security as may be satisfactory to the Board, indemnifying the Corporation against any loss that may result upon the issuance of a new stock certificate. Upon receipt of such affidavit and proof of publication of the advertisement of such loss or destruction, and the bond, if any, required by the Board of Directors, a new stock certificate may be issued of the same tenor and for the number of shares as the one alleged to have been lost or destroyed.

   Section 4. The Corporation shall be entitled to treat the holder of record of any share or shares of its capital stock as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof.


                                  ARTICLE III
                           MEETINGS OF STOCKHOLDERS

   Section 1. The annual meeting of the stockholders of the Corporation for the election of Directors and for the transaction of general business shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time prescribe, on the third Tuesday in April at 10:00 a.m. in each year after the year 1985, unless that day shall be duly designated as a legal holiday, in which event the annual meeting of the stockholders shall be held on the first day following which is not a legal holiday. A notice of any change in the place of the annual meeting shall be given to each stockholder not less than ten days before the election is held.

   Section 2. Special meetings of the stockholders may be called at any time by the Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting; provided, if the matter proposed to be acted on is substantially the same as a matter voted on at any special meeting held during the preceding twelve months, such written request shall be made by holders of at least a majority of the capital stock of the Corporation issued and outstanding and entitled to vote at such meetings. Upon receipt of a written request from such holders entitled to call a special meeting, which shall state the purpose of the meeting and the matter proposed to be acted on at it, the Secretary shall inform the holders who made such request of the reasonably estimated cost of preparing and mailing a notice of a meeting and upon payment of such costs to the Corporation the Secretary shall issue notice of such meeting. Special meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time direct, or at such place within or without the State of Maryland as shall be specified in the notice of such meeting.

   Section 3. Notice of the time and place of the annual or any special meeting of the stockholders shall be given to each stockholder entitled to notice of such meeting not less than ten days nor more than ninety days prior to the date of such meeting. In the case of special meetings of the stockholders, the notice shall specify the object or objects of such meeting, and no business shall be transacted at such meeting other than that mentioned in the call.

   Section 4. The Board of Directors may close the stock transfer books of the Corporation for a period not exceeding twenty days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for a period of not exceeding twenty days in connection with the obtaining of the consent of stockholders for any purpose; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding ninety days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

   Section 5. At all meetings of the stockholders a quorum shall consist of the holders of a majority of the outstanding shares of the capital stock of the Corporation entitled to vote at such meeting. In the absence of a quorum no business shall be transacted except that the stockholders present in person or by proxy and entitled to vote at such meeting shall have power to adjourn the meeting from time to time to a date not more than one hundred twenty days after the original record date without further notice other than announcement at the meeting. At any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting on the date specified in the original notice. If a quorum is present at any meeting, the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting who shall be present in person or by proxy at such meeting shall have power to approve any matter properly before the meeting, except a plurality of all votes cast at a meeting at which a quorum is present shall be sufficient for the election of a director. The holders of such majority shall also have power to adjourn the meeting to any specific time or times, and no notice of any such adjourned meeting need be given to stockholders absent or otherwise.

   Section 6. At all meetings of the stockholders the following order of business shall be substantially observed, as far as it is consistent with the purpose of the meeting:

                  Election of Directors;
                  Ratification of Selection of Auditors;
                  New business.

   Section 7. At any meeting of the stockholders of the Corporation every stockholder having the right to vote shall be entitled, in person or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than eleven months prior to said meeting unless such instrument provides for a longer period, to one vote for each share of stock having voting power registered in his name on the books of the Corporation.


                                  ARTICLE IV
                                   DIRECTORS

   Section 1. The Board of Directors shall consist of not less than three nor more than twelve members. The Board of Directors may by a vote of the entire board increase or decrease the number of directors without a vote of the stockholders; provided, that any such decrease shall not affect the tenure of office of any director. Directors need not hold any shares of the capital stock of the Corporation.

   Section 2. The directors shall be elected annually by the stockholders of the Corporation at their annual meeting, and shall hold office for the term of one year and until their successors shall be duly elected and shall qualify.

   Section 3. The Board of Directors shall have the control and management of the business of the Corporation, and in addition to the powers and authority by these By-Laws expressly conferred upon them, may exercise, subject to the provisions of the laws of the State of Maryland and of the Articles of Incorporation of the Corporation, all such powers of the Corporation and do all such acts and things as are not required by law or by the Articles of Incorporation to be exercised or done by the stockholders.

   Section 4. The Board of Directors shall have power to fill vacancies occurring on the Board, whether by death, resignation or otherwise. A vacancy on the Board of Directors resulting from any cause except an increase in the number of directors may be filled by a vote of the majority of the remaining members of the Board, though less than a quorum. A vacancy on the Board of Directors resulting from an increase in the number of directors may be filled by a majority of the entire Board of Directors. A director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders and until his successor is elected and qualifies. If less than a majority of the directors in office shall have been elected by the stockholders, a meeting of the stockholders shall be called as required under the Investment Company Act of 1940, as amended.

   Section 5. The Board of Directors shall have power to appoint, and at its discretion to remove or suspend, any officers, managers, superintendents, subordinates, assistants, clerks, agents and employees, permanently or temporarily, as the Board may think fit, and to determine their duties and to fix, and from time to time to change, their salaries or emoluments, and to require security in such instances and in such amounts as it may deem proper.

   Section 6. In case of the absence of an officer of the Corporation, or for any other reason which may seem sufficient to the Board of Directors, the Board may delegate his powers and duties for the time being to any other officer of the Corporation or to any director.

   Section 7. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation which, to the extent provided in such resolution or resolutions and by applicable law, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Any such committee shall keep regular minutes of its proceedings, and shall report the same to the Board when required.

   Section 8. The Board of Directors may hold their meetings and keep the books of the Corporation, except the original or a duplicate stock ledger and the original or a certified copy of these By-Laws, outside of the State of Maryland, at such place or places as they may from time to time determine.

   Section 9. The Board of Directors shall have power to fix, and from time to time to change the compensation, if any, of the directors of the Corporation.

   Section 10. Upon retirement of a Director, the Board may elect him or her to the position of Director Emeritus. Said Director Emeritus shall serve for one year and may be re-elected by the Board from year to year thereafter. Said Director Emeritus shall not vote at meetings of Directors and shall not be held responsible for actions of the Board but shall receive fees paid to Board members for serving as such.


                                   ARTICLE V
                              DIRECTORS MEETINGS

   Section 1. The first regular meeting of the Board of Directors shall be held each year within seven business days following the annual meeting of stockholders at which the Directors are elected. Regular meetings of the Board of Directors shall also be held without notice at such times and places as may be from time to time prescribed by the Board.

   Section 2. Special meetings of the Board of Directors may be called at any time by the Chairman, and shall be called by the Chairman upon the written request of a majority of the members of the Board of Directors. Unless notice is waived by all the members of the Board of Directors, notice of any special meeting shall be given to each director at least twenty-four hours prior to the date of such meeting, and such notice shall provide the time and place of such special meeting.

   Section 3. One-third of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting; except that if the number of directors on the Board is less than six, two members shall constitute a quorum for the transaction of business at any meeting. The act of a majority of the directors present at any meeting where there is a quorum shall be the act of the Board of Directors except as may be otherwise

   Section 4. The order of business at meetings of the Board of Directors shall be prescribed from time to time by the Board.

                                  ARTICLE VI
                              OFFICERS AND AGENTS

   Section 1. At the first meeting of the Board of Directors after the election of Directors in each year, the Board shall elect a Chairman, a President and Chief Executive Officer, one or more Vice Presidents, a Secretary and a Treasurer and may elect or appoint one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents as the Board may deem necessary and as the business of the Corporation may require.

   Section 2. The Chairman of the Board and the President shall be elected from the membership of the Board of Directors, but other officers need not be members of the Board of Directors. Any two or more offices may be held by the same person except the offices of President and Vice President. All officers of the Corporation shall serve for one year and until their successors shall have been duly elected and shall have qualified; provided, however, that any officer may be removed at any time, either with or without cause, by action by the Board of Directors.


                                  ARTICLE VII
                              DUTIES OF OFFICERS
                             CHAIRMAN OF THE BOARD

   Section 1. The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors and shall be a member ex officio of all standing committees. He shall have those duties and responsibilities as shall be assigned to him by the Board of Directors. In the absence, resignation, disability or death of the President, the Chairman shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new President shall have been elected.


                                   PRESIDENT

   Section 2. The President shall be the Chief Executive Officer and head of the Corporation, and in the recess of the Board of Directors shall have the general control and management of its business and affairs, subject, however to the regulations of the Board of Directors.

                  The President shall, in the absence of the Chairman, preside at all meetings of the stockholders and the Board of Directors. In the event of the absence, resignation, disability or death of the Chairman, the President shall exercise all powers and perform all duties of the Chairman until his return, or until such disability shall have been removed or until a new Chairman shall have been elected.


                                VICE PRESIDENTS

   Section 3. The Executive Vice President, and the Vice Presidents, shall have those duties and responsibilities as shall be assigned to them by the Chairman or the President. In the event of the absence, resignation, disability or death of the Chairman and President, the Executive Vice President shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new President shall have been elected.



                    THE SECRETARY AND ASSISTANT SECRETARIES

   Section 4. The Secretary shall attend all meetings of the stockholders and shall record all the proceedings thereof in a book to be kept for that purpose, and he shall be the custodian of the corporate seal of the Corporation. In the absence of the Secretary, an Assistant Secretary or any other person appointed or elected by the Board of Directors, as is elsewhere in these Bylaws provided, may exercise the rights and perform the duties of the Secretary.

   Section 5. The Assistant Secretary, or, if there be more than one Assistant Secretary, then the Assistant Secretaries in the order of their seniority, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the secretary. Any Assistant Secretary elected by the Board shall also perform such other duties and exercise such other powers as the Board of Directors shall from time to time prescribe.


                    THE TREASURER AND ASSISTANT TREASURERS

   Section 6. The Treasurer shall keep full and correct accounts of the receipts and expenditures of the Corporation in books belonging to the Corporation, and shall deposit all monies and valuable effects in the name and to the credit of the Corporation and in such depositories as may be designated by the Board of Directors, and shall, if the Board shall so direct, give bond with sufficient security and in such amount as may be required by the Board of Directors for the faithful performance of his duties.

                  He shall disburse funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and Board of Directors at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as the chief fiscal officer of the Corporation and of the financial condition of the Corporation, and shall present each year before the annual meeting of the stockholders a full financial report of the preceding fiscal year.

   Section 7. The Assistant Treasurer, or, if there be more than one Assistant Treasurer, then the Assistant Treasurers in the order of their seniority, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. Any Assistant Treasurer elected by the board shall also perform such duties and exercise such powers as the Board of Directors shall from time to time prescribe.


                                 ARTICLE VIII
                          CHECKS, DRAFTS, NOTES, ETC.

   Section 1. All checks shall bear the signature of such person or persons as the Board of Directors may from time to time direct.

   Section 2. All notes and other similar obligations and acceptances of drafts by the Corporation shall be signed by such person or persons as the Board of Directors may from time to time direct.

   Section 3. Any officer of the Corporation or any other employee, as the Board of Directors may from time to time direct, shall have full power to endorse for deposit all checks and all negotiable paper drawn payable to his or their order or to the order of the Corporation.



                                  ARTICLE IX
                                CORPORATE SEAL

   Section 1. The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal, Maryland." Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                   ARTICLE X
                                   DIVIDENDS

   Section 1. Dividends upon the shares of the capital stock of the Corporation may, subject to the provisions of the Articles of Incorporation of the Corporation, if any, be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation.

   Section 2. Before payment of any dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall deem to be for the best interests of the Corporation, and the Board of Directors may abolish any such reserve in the manner in which it was created.


                                  ARTICLE XI
                                  FISCAL YEAR

   Section 1. The fiscal year of the Corporation shall begin on August 1 of each year, and end on July 31 of each year.

                                  ARTICLE XII
                                    NOTICES

   Section 1. Whenever under the provisions of these By-Laws notice is required to be given to any director or stockholder, such notice is deemed given when it is personally delivered, left at the residence or usual place of business of the director or stockholder, or mailed to such director or stockholder at such address as shall appear on the books of the Corporation and such notice, if mailed, shall be deemed to be given at the time it shall be so deposited in the United States mail postage prepaid. In the case of directors, such notice may also be given orally by telephone or by telegraph or cable.

   Section 2. Any notice required to be given under these By-Laws may be waived in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein.


                                 ARTICLE XIII
                                  AMENDMENTS

   Section 1. These By-Laws may be amended, altered or repealed by the affirmative vote of the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereon, or by a majority of the Board of Directors, as the case may be.

                             AMENDMENT TO BY-LAWS

                          DELCHESTER BOND FUND, INC.


   At the meeting of the Board of Directors held September 20, 1984 the following Resolutions amending the By-Laws were adopted:

        RESOLVED, that Article VI, Section 1 be amended as of September 30, 1984 to read as follows:

             Section 1. At the first meeting of the Board of Directors after the election of Directors in each year the Board shall elect a Chairman, a President and Chief Executive Officer, one or more Vice Presidents, a Secretary and a Treasurer, and may elect or appoint one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents as the Board may deem necessary and as the business of the Corporation may require.

        RESOLVED, that Article VII, Section 1 be amended as of September 30, 1984 to read as follows:

             Section 1. The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors and shall be a member ex-officio of all standing committees. He shall have those duties and responsibilities as shall be assigned to him by the Board of Directors. In the absence, resignation, disability or death of the President, the Chairman shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be moved or until a new President shall have been elected.

        FURTHER RESOLVED, that Article VII, Section 3 be amended as of September 30, 1984 to read as follows:

             Section 3. The President shall be the Chief Executive Officer and head of the Corporation, and in the recess of the Board of Directors shall have the general control and management of its business and affairs, subject, however, to the regulations of the Board of Directors.

             The President shall, in the absence of the Chairman, preside at all meetings of the stockholders and the Board of Directors. In the event of the absence, resignation, disability or death of the Chairman, the President shall exercise all powers and perform all duties of the Chairman until his return, or until such disability shall have been removed or until a new Chairman shall have been elected.

        FURTHER RESOLVED, that Article VII, Section 4 be amended as of September 30, 1984 to read as follows:

             Section 4. The Executive Vice President, and the Vice Presidents, shall have those duties and responsibilities as shall be assigned to them by the Chairman or the President. In the event of the absence, resignation, disability or death of the Chairman and President, the Executive Vice President shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new President shall have been elected.

   I, Donald M. Allen, Secretary of Delchester Bond Fund, Inc., do hereby certify that the foregoing is a true and correct copy of the Resolutions adopted by the Board of Directors at their meeting held September 20, 1984.



/s/Donald M. Allen
------------------
Donald M. Allen

                DELAWARE GROUP DELCHESTER HIGH YIELD BOND, INC.

                                    BY-LAWS


                                   ARTICLE I
                                    OFFICES

        Section 1. The principal office of the Corporation shall be in the City of Baltimore, State of Maryland. The Corporation shall also have offices at such other places as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                  ARTICLE II
                      STOCKHOLDERS AND STOCK CERTIFICATES

        Section 1. Every stockholder of record shall be entitled to a stock certificate representing the shares owned by him. Stock certificates shall be in such form as may be required by law and as the Board of Directors shall prescribe. Every stock certificate shall be signed by the Chairman or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, and sealed with the corporate seal, which may be a facsimile, either engraved or printed. Stock certificates may bear the facsimile signatures of the officers authorized to sign such certificates.

        Section 2. Shares of the capital stock of the Corporation shall be transferable only on the books of the Corporation by the person in whose name such shares are registered, or by his duly authorized attorney or representative. In all cases of transfer by an attorney-in-fact, the original power of attorney, or an official copy thereof duly certified, shall be deposited and remain with the Corporation or its duly authorized transfer agent. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Corporation or its duly authorized transfer agent. No transfer shall be made unless and until the certificate issued to the transferor shall be delivered to the Corporation or its duly authorized transfer agent, properly endorsed.

        Section 3. Any person desiring a certificate for shares of the capital stock of the Corporation to be issued in lieu of one lost or destroyed shall make an affidavit or affirmation setting forth the loss or destruction of such stock certificate, and shall advertise such loss or destruction in such manner as the Board of Directors may require, and shall, if the Board of Directors shall so require, give the Corporation a bond or indemnity, in such form and with such security as may be satisfactory to the Board, indemnifying the Corporation against any loss that may result upon the issuance of a new stock certificate. Upon receipt of such affidavit and proof of publication of the advertisement of such loss or destruction, and the bond, if any, required by the Board of Directors, a new stock certificate pay be issued of the same tenor and for the number of shares as the one alleged to have been lost or destroyed.

        Section 4. The Corporation shall be entitled to treat the holder of record of any share or shares of its capital stock as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof.


                                  ARTICLE III
                           MEETINGS OF STOCKHOLDERS

        Section 1. The annual meeting of the stockholders of the Corporation for the election of Directors and for the transaction of general business shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time prescribe, on the third Tuesday in April at 10:00 a.m. in each year after the year 1985, unless that day shall be duly designated as a legal holiday, in which event the annual meeting of the stockholders shall be held on the first day following which is not a legal holiday. A notice of any change in the place of the annual meeting shall be given to each stockholder not less than ten days before the election is held.

        Section 2. Special meetings of the stockholders may be called at any time by the Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting; provided, if the matter proposed to be acted on is substantially the same as a matter voted on at any special meeting held during the preceding twelve months, such written request shall be made by holders of at least a majority of the capital stock of the Corporation issued and outstanding and entitled to vote at such meetings. Upon receipt of a written request from such holders entitled to call a special meeting, which shall state the purpose of the meeting and the matter proposed to be acted on at it, the Secretary shall inform the holders who made such request of the reasonably estimated cost of preparing and mailing a notice of a meeting and upon payment of such costs to the Corporation the Secretary shall issue notice of such meeting. Special meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time direct, or at such place within or without the State of Maryland as shall be specified in the notice of such meeting.

        Section 3. Notice of the time and place of the annual or any special meeting of the stockholders shall be given to each stockholder entitled to notice of such meeting not less than ten days nor more than ninety days prior to the date of such meeting. In the case of special meetings of the stockholders, the notice shall specify the object or objects of such meeting, and no business shall be transacted at such meeting other than that mentioned in the call.

        Section 4. The Board of Directors may close the stock transfer books of the Corporation for a period not exceeding twenty days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for a period of not exceeding twenty days in connection with the obtaining of the consent of stockholders for any purpose; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding ninety days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shale go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

        Section 5. At all meetings of the stockholders a quorum shall consist of the holders of a majority of the outstanding shares of the capital stock of the Corporation entitled to vote at such meeting. In the absence of a quorum no business shall be transacted except that the stockholders present in person or by proxy and entitled to vote at such meeting shall have power to adjourn the meeting from time to time to a date not more than one hundred twenty days after the original record date without further notice other than announcement at the meeting. At any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting on the date specified in the original notice. If a quorum is present at any meeting, the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting who shall be present in person or by proxy at such meeting shall have power to approve any matter properly before the meeting, except a plurality of all votes cast at a meeting at which a quorum is present shall be sufficient for the election of a director. The holders of such majority shall also have power to adjourn the meeting to any specific time or times, and no notice of any such adjourned meeting need be given to stockholders absent or otherwise.

        Section 6. At all meetings of the stockholders the following order of business shall be substantially observed, as far as it is consistent with the purpose of the meeting:

             Election of Directors;
             Ratification of Selection of Auditors;
             New business.

        Section 7. At any meeting of the stockholders of the Corporation every stockholder having the right to vote shall be entitled, in person or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than eleven months prior to said meeting unless such instrument provides for a longer period, to one vote for each share of stock having voting power registered in his name on the books of the Corporation.


                                  ARTICLE IV
                                   DIRECTORS

        Section 1. The Board of Directors shall consist of not less than three nor more than twelve members. The Board of Directors may by a vote of the entire board increase or decrease the number of directors without a vote of the stockholders; provided, that any such decrease shall not affect the tenure of office of any director. Directors need not hold any shares of the capital stock of the Corporation.

        Section 2. The directors shall be elected annually by the stockholders of the Corporation at their annual meeting, and shall hold office for the term of one year and until their successors shall be duly elected and shall qualify.

        Section 3. The Board of Directors shall have the control and management of the business of the Corporation, and in addition to the powers and authority by these By-Laws expressly conferred upon them, may exercise, subject to the provisions of the laws of the State of Maryland and of the Articles of Incorporation of the Corporation, all such powers of the Corporation and do all such acts and things as are not required by law or by the Articles of Incorporation to be exercised or done by the stockholders.

        Section 4. The Board of Directors shall have power to fill vacancies occurring on the Board, whether by death, resignation or otherwise. A vacancy on the Board of Directors resulting from any cause except an increase in the number of directors may be filled by a vote of the majority of the remaining members of the Board, though less than a quorum. A vacancy on the Board of Directors resulting from an increase in the number of directors may be filled by a majority of the entire Board of Directors. A director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders and until his successor is elected and qualifies. If less than a majority of the directors in office shall have been elected by the stockholders, a meeting of the stockholders shall be called as required under the Investment Company Act of 1940, as amended.

        Section 5. The Board of Directors shall have power to appoint, and at its discretion to remove or suspend, any officers, managers, superintendents, subordinates, assistants, clerks, agents and employees, permanently or temporarily, as the Board may think fit, and to determine their duties and to fix, and from time to time to change, their salaries or emoluments, and to require security in such instances and in such amounts as it may deem proper.

        Section 6. In case of the absence of an officer of the Corporation, or for any other reason which may seem sufficient to the Board of Directors, the Board may delegate his powers and duties for the time being to any other officer of the Corporation or to any director.

        Section 7. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation which, to the extent provided in such resolution or resolutions and by applicable law, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Any such committee shall keep regular minutes of its proceedings, and shall report the same to the Board when required.

        Section 8. The Board of Directors may hold their meetings and keep the books of the Corporation, except the original or a duplicate stock ledger and the original or a certified copy of these By-Laws, outside of the State of Maryland, at such place or places as they may from time to time determine.

        Section 9. The Board of Directors shall have power to fix, and from time to time to change the compensation, if any, of the directors of the Corporation.

        Section 10. Upon retirement of a Director, the Board may elect him or her to the position of Director Emeritus. Said Director Emeritus shall serve for one year and may be re-elected by the Board from year to year thereafter. Said Director Emeritus shall not vote at meetings of Directors and shall not be held responsible for actions of the Board but shall receive fees paid to Board members for serving as such.


                                   ARTICLE V
                              DIRECTORS MEETINGS

        Section 1. The first regular meeting of the Board of Directors shall be held each year within seven business days following the annual meeting of stockholders at which the Directors are elected. Regular meetings of the Board of Directors shall also be held without notice at such times and places as may be from time to time prescribed by the Board.

        Section 2. Special meetings of the Board of Directors may be called at any time by the Chairman, and shall be called by the Chairman upon the written request of a majority of the members of the Board of Directors. Unless notice is waived by all the members of the Board of Directors, notice of any special meeting shall be given to each director at least twenty-four hours prior to the date of such meeting, and such notice shall provide the time and place of such special meeting.

        Section 3. One-third of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting; except that if the number of directors on the Board is less than six, two members shall constitute a quorum for the transaction of business at any meeting. The act of a majority of the directors present at any meeting where there is a quorum shall be the act of the Board of Directors except as may be otherwise

        Section 4. The order of business at meetings of the Board of Directors shall be prescribed from time to time by the Board.


                                  ARTICLE VI
                              OFFICERS AND AGENTS

        Section 1. At the first meeting of the Board of Directors after the election of Directors in each year, the Board shall elect a Chairman, a President and Chief Executive Officer, one or more Vice Presidents, a Secretary and a Treasurer and may elect or appoint one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents as the Board may deem necessary and as the business of the Corporation may require.

        Section 2. The Chairman of the Board and the President shall be elected from the membership of the Board of Directors, but other officers need not be members of the Board of Directors. Any two or more offices may be held by the same person except the offices of President and Vice President. All officers of the Corporation shall serve for one year and until their successors shall have been duly elected and shall have qualified; provided, however, that any officer may be removed at any time, either with or without cause, by action by the Board of Directors.


                                  ARTICLE VII
                              DUTIES OF OFFICERS
                             CHAIRMAN OF THE BOARD

        Section 1. The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors and shall be a member ex officio of all standing committees. He shall have those duties and responsibilities as shall be assigned to him by the Board of Directors. In the absence, resignation, disability or death of the President, the Chairman shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new president shall have been elected.

                                   PRESIDENT



        Section 2. The President shall be the Chief Executive Officer and head of the Corporation, and in the recess of the Board of Directors shall have the general control and management of its business and affairs, subject, however to the regulations of the Board of Directors.

        The President shall, in the absence of the Chairman, preside at all meetings of the stockholders and the Board of Directors. In the event of the absence, resignation, disability or death of the Chairman, the President shall exercise all powers and perform all duties of the Chairman until his return, or until such disability shall have been removed or until a new Chairman shall have been elected.


                                VICE PRESIDENTS

        Section 3. The Executive Vice President, and the Vice Presidents, shall have those duties and responsibilities as shall be assigned to them by the Chairman or the President. In the event of the absence, resignation, disability or death of the Chairman and President, the Executive Vice President shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new President shall have been elected.


                    THE SECRETARY AND ASSISTANT SECRETARIES

        Section 4. The Secretary shall attend all meetings of the stockholders and shall record all the proceedings thereof in a book to be kept for that purpose, and he shall be the custodian of the corporate Seal of the Corporation. In the absence of the Secretary, an Assistant Secretary or any other person appointed or elected by the Board of Directors, as is elsewhere in these Bylaws provided, may exercise the rights and perform the duties of the Secretary.

        Section 5. The Assistant Secretary, or, if there be more than one Assistant Secretary, then the Assistant Secretaries in the order of their seniority, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the secretary. Any Assistant Secretary elected by the Board shall also perform such other duties and exercise such other powers as the Board of Directors shall from time to time prescribe.


                    THE TREASURER AND ASSISTANT TREASURERS

        Section 6. The Treasurer shall keep full and correct accounts of the receipts and expenditures of the

Corporation in books belonging to the Corporation, and shall deposit all monies and valuable effects in the name and to the credit of the Corporation and in such depositories as may be designated by the Board of Directors, and shall, if the Board shall so direct, give bond with sufficient security and in such amount as may be required by the Board of Directors for the faithful performance of his duties.

        He shall disburse funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and Board of Directors at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as the chief fiscal officer of the Corporation and of the financial condition of the Corporation, and shall present each year before the annual meeting of the stockholders a full financial report of the preceding fiscal year.

        Section 7. The Assistant Treasurer, or, if there be more than one Assistant Treasurer, then the Assistant Treasurers in the order of their seniority, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. Any Assistant Treasurer elected by the board shall also perform such duties and exercise such powers as the Board of Directors shall from time to time prescribe.


                                 ARTICLE VIII
                          CHECKS, DRAFTS, NOTES, ETC.

        Section 1. All checks shall bear the signature of such person or persons as the Board of Directors may from time to time direct.

        Section 2. All notes and other similar obligations and acceptances of drafts by the Corporation shall be signed by such person or persons as the Board of Directors may from time to time direct.

        Section 3. Any officer of the Corporation or any other employee, as the Board of Directors may from time to time direct, shall have full power to endorse for deposit all checks and all negotiable paper drawn payable to his or their order or to the order of the Corporation.


                                  ARTICLE IX
                                CORPORATE SEAL

        Section 1. The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal, Maryland." Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                   ARTICLE X
                                   DIVIDENDS

        Section 1. Dividends upon the shares of the capital stock of the Corporation may, subject to the provisions of the Articles of Incorporation of the Corporation, if any, be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation.

        Section 2. Before payment of any dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall deem to be for the best interests of the Corporation, and the Board of Directors may abolish any such reserve in the manner in which it was created.


                                  ARTICLE XI
                                  FISCAL YEAR

        Section 1. The fiscal year of the Corporation shall begin on August 1 of each year, and end on July 31 of each year.



                                  ARTICLE XII
                                    NOTICES

        Section 1. Whenever under the provisions of these By-Laws notice is required to be given to any director or stockholder, such notice is deemed given when it is personally delivered, left at the residence or usual place of business of the director or stockholder, or mailed to such director or stockholder at such address as shall appear on the books of the Corporation and such notice, if mailed, shall be deemed to be given at the time it shall be so deposited in the United States mail postage prepaid. In the case of directors, such notice may also be given orally by telephone or by telegraph or cable.

        Section 2. Any notice required to be given under these By-Laws may be waived in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein.


                                 ARTICLE XIII
                                  AMENDMENTS

        Section 1. These By-Laws may be amended, altered or repealed by the affirmative vote of the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereon, or by a majority of the Board of Directors, as the case may be.